UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 31, 2005

                               ZEROS & ONES, INC.
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)


                   33-26531LA                                  88-0241079
            (Commission File Number)                        (I.R.S. Employer
                                                           Identification No.)

 1211 Sunset Plaza Dr. Ste. #411, West Hollywood, CA                90069
      (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (800) 710-6637

                                 Not Applicable
                 (Former name, former address and former fiscal
                       year, if changed since last report)

                    Total number of pages in this document: 3

                                TABLE OF CONTENTS

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT                                    1

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS                                1

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP                                          1

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT                       1

ITEM 5.02  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS           1

ITEM 8.01  OTHER EVENTS                                                        1

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS                                   2

SIGNATURES


ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

           Not Applicable.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

           Not Applicable.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

           Not Applicable.

ITEM 4.01    CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

The Company has renewed the engagement of Armando C. Ibarra, Certified Public Accountant, a Professional Corporation, (the "Auditor") as the official firm to audit and review the Company's financial statements.

The Auditor is engaged to perform the requisite past, interim, and current audits for the new Management's efforts to assure that the Company's reporting and filing obligations are compliant and current.

ITEM 5.02  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

On May 31, 2005 the Company accepted the resignation of Robert J. Holtz as Chairman, CEO, CFO and Secretary.

On May 31, 2005 the Company appointed Mark M. Laisure Chairman, CEO, CFO and Secretary.

On May 31, 2005 the Company appointed William J. Macdonald as an independent Director to fill one of the vacancies on the Board.

ITEM 8.01 OTHER EVENTS

The principal and executive office of the Company has been moved to: 1211 Sunset Plaza Dr. Ste. #411, West Hollywood, CA 90069.

On May 31, 2005 the Company formed an audit committee as contemplated by the Sarbanes-Oxley Act of 2002 (the"Act"). Also on May 31, 2005 the Company appointed William J. Macdonald an newly existing independent director, duly qualified to serve, to be the sole member of the audit committee. Mr. Macdonald was authorized and directed by the Board to prepare a charter for the Audit Committee, a code of ethics, and related documents and procedures for the purpose of fully complying with the Act.

ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

           (a)  Financial Statements of Business Acquired

                Not Applicable.

           (b)  Pro Forma Financial Information

                Not Applicable.

           (c)  Exhibits

                Not Applicable


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   ZEROS & ONES, INC.
                                   --------------------------------------------
                                   (Registrant)

Date: July 29, 2005

                                   /s/ Mark M. Laisure
                                   --------------------------------------------
                                   Mark M. Laisure, Chief Executive Officer